UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 23, 2012

Enova Systems, Inc.
(Exact name of registrant as specified in its charter)

California	1-33001	95-3056150
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1560 West 190th Street, Torrance, California		90501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	310-527-2800

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

$6,600,000 Purchase Agreement and Registration Rights Agreement

On April 23, 2012, Enova Systems, Inc. (the “Company”)  entered into a $6,600,000 purchase agreement (the “$6,600,000  Purchase Agreement”), together with a registration rights agreement, with Lincoln Park Capital Fund, LLC (“Lincoln Park”),  pursuant to which the Company has the right to sell to Lincoln Park up to $6,600,000 in shares of its common stock, no par value per share (“Common Stock”), subject to certain limitations.

Under the terms and subject to the conditions of the $6,600,000 Purchase Agreement, Lincoln Park will be obligated to purchase up to $6,600,000 in shares of Common Stock (subject to certain limitations) from time to time over the 36-month period commencing on the date that a registration statement, which we must file with the Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement, is declared effective by the SEC and a final and complete prospectus in connection therewith is filed.  The Company may direct Lincoln Park, from time to time, at its sole discretion and subject to certain conditions to purchase up to 200,000 shares of Common Stock, in addition we may require additional purchases in accordance with the $6,600,000 Purchase Agreement.  The purchase price of shares of Common Stock related to the future funding will be based on the prevailing market prices of such shares at the time of sales without any fixed discount, and the Company will control the timing and amount of any sales of Common Stock to Lincoln Park.  The Company’s sales of shares of Common Stock to Lincoln Park may be limited to the maximum number of shares of Common Stock under applicable rules of the NYSE Amex or we may be required to obtain stockholder approval under such rules. The shares offered and sold to Lincoln Park pursuant to the $6,600,000  Purchase Agreement have been offered and sold in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) thereof and Regulation D promulgated thereunder, based on the offering of such securities to one investor and the lack of any general solicitation or advertising in connection with such issuance, the representation of such investor to the Company that it was an accredited investor (as that term is defined in Rule 501 of Regulation D) and that it was purchasing the shares for its own account and without a view to distribute them, and the Company’s issuance of such securities as restricted securities.

As consideration for its commitment to purchase shares of Common Stock pursuant to the $6,600,000 Purchase Agreement, the Company will issue to Lincoln Park up to 556,440 shares pro rata, when and if, Lincoln Park purchases at the Company’s discretion the $6,600,000 million funding .

$3,400,000 Purchase Agreement

On April 24, 2012, the Company entered into a purchase agreement (the “$3,400,000 Purchase Agreement” and, together with the $6,600,000 Purchase Agreement, the “Purchase Agreements”), pursuant to which the Company has the right to sell to Lincoln Park up to $3,400,000 in shares of Common Stock, subject to certain limitations.

Pursuant to the $3,400,000 Purchase Agreement, upon the satisfaction of all of the conditions to the Company’s right to commence sales under the $3,400,000 Purchase Agreement (the “Commencement”), Lincoln Park is obligated to initially purchase shares of Common Stock for gross proceeds of $250,000.  Thereafter, beginning five business days after the date of the Commencement, the Company has the right, from time to time, at its sole discretion and subject to certain conditions to direct Lincoln Park to purchase up to 200,000 shares of Common Stock, which amount may be increased in accordance with the $3,400,000 Purchase Agreement.  The purchase price of shares of Common Stock related to the future funding will be based on the prevailing market prices of such shares at the time of sales without any fixed discount, and the Company will control the timing and amount of any sales of Common Stock to Lincoln Park.  Additionally, the $3,400,000 Purchase Agreement limits the Company’s sales of Common Stock to Lincoln Park to (i) the maximum number of shares of Common Stock that the Company may issue without breaching its obligations under applicable rules of the NYSE Amex or obtaining stockholder approval under such rules, and (ii) the maximum number of shares of Common Stock that the Company may issue without exceeding the limitations set forth in General Instruction I.B.6. of Form S-3 and the interpretive guidance of the SEC applicable to these transactions.

As consideration for its commitment to purchase Common Stock under the $3,400,000 Purchase Agreement, we have issued to Lincoln Park an additional 281, 030 shares of Common Stock and shall issue up to 286,651 shares pro rata, when and if, Lincoln Park purchases at the Company’s discretion the $3,400,000 million funding.

All shares of Common Stock to be issued and sold to Lincoln Park under the $3,400,000 Purchase Agreement will be issued pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-176480), filed with the SEC in accordance with the provisions of the Securities Act and declared effective on August 30, 2011.
___________________________

The Purchase Agreements and the Registration Rights Agreement contain customary representations, warranties and agreements of the Company and Lincoln Park and customary conditions to completing future sale transactions, indemnification rights and obligations of the parties. There is no upper limit on the price per share that Lincoln Park could be obligated to pay for Common Stock under the Purchase Agreements.   Lincoln Park shall not have the right or the obligation to purchase any shares of our Common Stock on any business day that the price of our Common Stock is below the floor price as set forth in the Purchase Agreements. The Company has the right to terminate the Purchase Agreements at any time, at no cost or penalty.   Actual sales of shares of Common Stock to Lincoln Park under the Purchase Agreements will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

The foregoing description of the Purchase Agreements and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the purchase agreement and the registration rights agreement, a copy of each of which is attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the $6,600,000 Purchase Agreement dated April 23, 2012, the information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.  The issuance and sale of shares by the Company to Lincoln Park under the Purchase Agreement is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 8.01 Other Events.

The information set forth in Item 1.01 with respect to the $3,400,000 Purchase Agreement is hereby incorporated herein by reference.  The Company is filing the opinion of its counsel, Reed Smith LLP, relating to the legality of the issuance and sale of the shares of common stock in the $3,400,000 Purchase Agreement, as Exhibit 5.1 hereto.  Exhibit 5.1 is incorporated herein by reference and into the Registration Statement.

On April 24, 2012, the Company issued a press release announcing the execution of the Purchase Agreements and Registration Rights Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.                                                Description

5.1	Opinion of Reed Smith LLP

10.1	Purchase Agreement, dated April 23, 2012, by and between Enova Systems, Inc. and Lincoln Park Capital Fund, LLC

10.2	Purchase Agreement, dated April 24, 2012, by and between Enova Systems, Inc. and Lincoln Park Capital Fund, LLC

10.3	Registration Rights Agreement, dated April 23, 2012, by and between Enova Systems, Inc. and Lincoln Park Capital Fund, LLC

23.1	Consent of Reed Smith LLP (contained in Exhibit 5.1)

99.1	Press Release issued by Enova Systems, Inc. dated April 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 24, 2012	ENOVA SYSTEMS, INC. By: /s/ Michael Staran Michael Staran President & Chief Executive Officer

Exhibit Number	Description	Method of Filing

5.1	Opinion of Reed Smith LLP	Filed herewith as Exhibit 5.1
10.1	Purchase Agreement, dated April 23, 2012, by and between Enova Systems, Inc. and Lincoln Park Capital Fund, LLC	Filed herewith as Exhibit 10.1
10.2	Purchase Agreement, dated April 24, 2012, by and between Enova Systems, Inc. and Lincoln Park Capital Fund, LLC	Filed herewith as Exhibit 10.2
10.3	Registration Rights Agreement, dated April 23, 2012, by and between Enova Systems, Inc. and Lincoln Park Capital Fund, LLC	Filed herewith as Exhibit 10.3
23.1	Consent of Reed Smith LLP (contained in Exhibit 5.1)	Filed herewith in Exhibit 5.1
99.1	Press Release issued by Enova Systems, Inc. dated April 24, 2012	Filed herewith as Exhibit 99.1